                                                                    EXHIBIT 99.1

                          [LITTELFUSE NEWS LETTERHEAD]


CONTACT: PHIL FRANKLIN,
VICE PRESIDENT, TREASURER & CFO (847) 391-0566



                    LITTELFUSE REPORTS FIRST QUARTER RESULTS

         DES PLAINES, ILLINOIS, APRIL 21, 2003 - Littelfuse, Inc. (NASDAQ/NMS:LFUS) today reported sales and earnings for the first quarter of 2003.
         Sales for the first quarter of 2003 were $70.0 million, a 7% increase from sales of $65.1 million in the first quarter of 2002. Diluted earnings per share were $0.15 in the first quarter of 2003 compared to $0.08 in the first quarter of 2002 before restructuring charges.
         "Sales increased in the first quarter due to higher electronic sales in Asia, the addition of Semitron (acquired in July 2002) and the effects of a weaker dollar," said Howard B. Witt, Chairman, President and Chief Executive Officer.
         Compared to the first quarter of 2002, sales increased in each geographic region with Asia up 18%, Europe up 9% and the Americas up 1%. Sales were also higher across all market segments as sales of electronic products increased 12%, automotive sales increased 2% and electrical sales increased 6%. Excluding Semitron and currency effects, electronic sales increased 1%, automotive sales decreased 4% and electrical sales increased 6%.
          "We continue to see gradual improvement in gross margin as we execute on our worldwide manufacturing rationalization program," said Phil Franklin, Vice President, Treasurer and Chief Financial Officer. "The 33.0% gross margin for the quarter was the best we have achieved since the second quarter of 2001," added Franklin.
         Littelfuse will host a conference call today, April 21, 2003, at 11:00 a.m. Eastern/10:00 a.m. Central time to discuss the first quarter results. The call will be broadcast live over the Internet and can be accessed through the company's Web site: www.littelfuse.com. Listeners should go to the Web site at least 15 minutes prior to the call to download and install any




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necessary audio software. The call will be available for replay through April
28, 2003, and can be accessed through the Web site listed above.
         Littelfuse is a global company offering the broadest line of circuit protection products in the industry. In addition to its Des Plaines world headquarters, Littelfuse has manufacturing facilities in England, Ireland, Switzerland, Mexico, China and the Philippines, as well as in Centralia, Des Plaines and Arcola, Illinois. It also has sales, engineering and distribution facilities in the Netherlands, Singapore, Hong Kong, Taiwan, Japan, Korea and Brazil.
         For more information, please visit Littelfuse's web site at www.littelfuse.com.

--------------------------------------------------------------------------------
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995.
Any forward looking statements contained herein involve risks and uncertainties, including, but not limited to, product demand and market acceptance risks, the effect of economic conditions, the impact of competitive products and pricing, product development and patent protection, commercialization and technological difficulties, capacity and supply constraints or difficulties, exchange rate fluctuations, actual purchases under agreements, the effect of the company's accounting policies, labor disputes, restructuring costs in excess of expectations and other risks which may be detailed in the company's Securities and Exchange Commission filings.
--------------------------------------------------------------------------------


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

                                LITTELFUSE, INC.
                          SALES BY MARKET AND GEOGRAPHY
                              (Dollars in millions)

                                               FIRST QUARTER
                                  ----------------------------------------
                                     2003           2002         % CHANGE
                                  --------       --------        ---------
MARKET
------
Electronics                       $   37.2       $   33.2              12%
Automotive                            24.6           24.1               2%
Electrical                             8.2            7.8               6%
                                  --------       --------        ---------

                     TOTAL        $   70.0       $   65.1               7%
                                  =========      ========        =========


                                               FIRST QUARTER
                                  ----------------------------------------
                                     2003           2002         % CHANGE
                                  --------       --------        ---------
GEOGRAPHY
---------
Americas                          $   34.7       $   34.3               1%
Europe                                13.3           12.2               9%
Asia Pacific                          22.0           18.6              18%
                                  --------       --------        ---------

                     TOTAL        $   70.0       $   65.1               7%
                                  ========       ========        =========




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                                LITTELFUSE, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)
                                   (unaudited)

                                                                              For the Three Months Ended
                                                                      -----------------------------------------
                                                                         MARCH 29,                   March 30,
                                                                           2003                        2002
                                                                      --------------               ------------
Net sales.......................................................      $       69,962                     65,130
Cost of sales...................................................              46,884                     45,105
                                                                      --------------               ------------
Gross profit....................................................              23,078                     20,025
Selling, general and administrative expenses....................              15,721                     14,909
Research and development expenses...............................               1,934                      2,022
Amortization of intangibles.....................................                 192                        192
Restructuring expense...........................................                   -                      3,744
                                                                      --------------               ------------
Operating income (loss).........................................               5,231                       (842)
Interest expense................................................                 537                        716
Other (income)/expense..........................................                (342)                      (601)
                                                                      ---------------              -------------
Income (loss) before income taxes...............................               5,036                       (957)

Income taxes (benefit)..........................................               1,813                       (345)
                                                                      --------------               -------------
Net income (loss)...............................................      $        3,223               $       (612)
                                                                      ==============               =============

Net income (loss) per share:
    Basic.......................................................      $         0.15               $      (0.03)
                                                                      ==============               =============
    Diluted.....................................................      $         0.15               $      (0.03)
                                                                      ==============               =============

Net income per share before restructuring expense:
    Basic.......................................................      $         0.15               $       0.08
                                                                      ==============               ============
    Diluted.....................................................      $         0.15               $       0.08
                                                                      ==============               ============

Weighted average shares and equivalent shares outstanding:
    Basic.......................................................              21,771                     21,877
                                                                      ==============               ============
    Diluted ....................................................              21,821                     21,877
                                                                      ==============               ============


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                                LITTELFUSE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands, unaudited)



                                                                      MARCH 29, 2003             December 28, 2002
                                                                     --------------              -----------------
ASSETS:
Cash and cash equivalents......................................      $       25,514              $          27,750
Short-term investments.........................................              10,403                          8,806
Receivables....................................................              43,021                         40,810
Inventories....................................................              47,057                         44,533
Other current assets...........................................              17,569                         15,146
                                                                     --------------              -----------------

Total current assets...........................................      $      143,564              $         137,045

Property, plant, and equipment, net............................              77,550                         81,122
Reorganization value, net......................................              27,665                         27,665
Other intangible assets, net...................................              28,078                         28,291
Other assets...................................................               3,810                          3,355
                                                                     --------------              -----------------

                                                                     $      280,667              $         277,478
                                                                     ==============              =================

LIABILITIES AND SHAREHOLDERS' EQUITY:

Current liabilities excluding current portion
    of long-term debt..........................................      $       41,058              $          41,308
Current portion of long-term debt..............................              17,596                         18,994
                                                                     --------------              -----------------
Total current liabilities......................................              58,654                         60,302
Long-term debt.................................................              20,219                         20,252
Deferred liabilities...........................................               1,747                          1,713
Accrued post-retirement benefits...............................               9,722                          9,027
Other long-term liabilities....................................                 491                            473
Shareholders' equity...........................................             189,834                        185,711
                                                                     --------------              -----------------

Shares issued and outstanding
    at March 29, 2003: 21,781,065..............................      $      280,667              $         277,478
                                                                     ==============              =================



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                                LITTELFUSE, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands, unaudited)

                                                                                       For the Three Months Ended
                                                                                 -------------------------------------
                                                                                     MARCH 29,               March 30,
                                                                                       2003                     2002
                                                                                 --------------           ------------
Operating activities:
Net income (loss)..........................................................      $        3,223            $      (612)
Adjustments to reconcile net income (loss)
     to net cash provided by operating activities:
     Depreciation .........................................................               4,342                  4,321
     Amortization .........................................................                 192                    192
Changes in operating assets and liabilities:
     Accounts receivable...................................................              (2,335)                (4,656)
     Inventories  .........................................................              (2,497)                 1,197
     Accounts payable and accrued expenses.................................                 553                  2,805
     Prepaid expenses and other............................................              (2,872)                  (887)
                                                                                 --------------           ------------
Net cash provided by operating activities..................................      $          606           $      2,360

Cash used in investing activities:
     Purchases of property, plant, and equipment...........................              (2,627)                (1,805)
     Sale of property, plant and equipment.................................               2,213                      -
     Purchase of marketable securities.....................................              (1,597)                     -
                                                                                 --------------           ------------
     Net cash used in investing activities.................................              (2,011)                (1,805)

Cash provided by (used in) financing activities:
     Proceeds from long-term debt..........................................                   -                      -
     Payments of long-term debt............................................              (1,444)                (1,604)
     Proceeds from exercise of stock options and warrants..................                 636                    687
     Purchase of common stock and warrants.................................                   -                      -
                                                                                 --------------           ------------
     Net cash used in financing activities.................................                (808)                  (917)

Effect of exchange rate changes on cash....................................                 (23)                   (68)
                                                                                 --------------           ------------

Decrease in cash and cash equivalents......................................              (2,236)                  (430)
Cash and cash equivalents at beginning of period...........................              27,750                 34,527
                                                                                 --------------           ------------
Cash and cash equivalents at end of period................................       $       25,514           $     34,097
                                                                                 ==============           ============




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